Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith S. Franz, Principal Financial and Accounting Officer of ICON GP 14, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (the “Partnership”) on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 13, 2012

/s/ Keith S. Franz

Keith S. Franz

Managing Director

(Principal Financial and Accounting Officer)

ICON GP 14, LLC

General Partner of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.